Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income
Net realized gains (losses) on redemptions and sales of gold and silver bullion	$ 24,121	$ 10,784
Change in unrealized gains (losses) on gold and silver bullion (note 6)	(448)	(300,318)
Other income	51
	23,724	(289,534)
Expenses
Management fees (note 8)	15,568	16,695
Bullion storage fees	1,810	1,921
Sales tax	1,047	1,471
Unitholder reporting costs	162	194
Administrative fees	137	174
Listing and regulatory filing fees	100	187
Audit fees	96	127
Legal fees	56	378
Independent Review Committee fees	10	14
Net foreign exchange losses (gains)	6	(1)
Trustee fees	4	4
Custodial fees	1	2
	18,997	21,166
Net income (loss) and comprehensive income (loss)	$ 4,727	$ (310,700)
Weighted average number of Units	217,714,815	220,847,830
Increase (decrease) in total equity from operations per Unit	$ 0.02	$ (1.41)